Agreement on the Establishment
of
Laidian Technology (Zhongshan) Co., Ltd

Party A: JRSIS Health Care Corporation

Address: State of Florida, USA

Person in charge: Zhang Junsheng

Party B: Zhong Zhuowei

ID No.: 442000197213463X

Address: 3/F Block A, Tianbo Building, No. 19 Changyi Road, Changmingshui, Wuguishan, Zhongshan City

Whereas - JRSIS Healih Care Corporation (hereafter referred to as "JRSS") is an enterprise registered in Florida and approved by the US Securities Regulatory Commission to be listed in the United States. Runieng Medical Group Co., Ltd (hereafter referred to as " Runteng") registered in in Hong Kong, China is wholly-owned by JRSS through JRSIS Health Care Limited (hereafter referred to as "JHCL") registered in the British Virgin Islands ("BVI").

Whereas Party B has been deeply engaged in the new energy market for many years and has rich experience and extensive social resources in the field of new energy, and Party A is willing to enter the new energy industry.

Now, Party A and Party B have reached the following decisions on the establishment of a new energy company:

I. Purpose of cooperation

The purpose of cooperation between Party A and Party B is to promote the implementation of new energy projects, integrate resources and realize the rapid development of JRSS in the field of new energy.

II. Cooperation mode

Party A uses its subsidiary Runteng Medical Group Co., Ltd. to set up Laidian Technology (Zhongshan) Co., Ltd. (hereinafter referred to as "Laidian Technology") in Zhongshan City, Guangdong Province in China to operate the new energy business. Party A will set the equity of Laidian Technology (Zhongshan) Co., Ltd. to 100% through Runieng and will be the controller of Laidian Technology (Zhongshan) Co., Ltd., so has the final decision-making power of all operation decisions of Laidian Technology as well as the

power of appointment and removal of key management personnel. The capital resources required for the operation of Laidian Technology shall be solved by Party A, who shall ensure to meet the operation requirements of the enterprise.

Party A authorizes Party B to use its economic and social resource management in the field of energy to operate Laidian Technology in order to realize the issue of 39.13 million JRSS additional shares to Party B after meeting the conditions as agreed in Article 4 herein between Party A and Party B

III. Target of investment and income

Party B will invest RMB 1.6 billion in Laidian Technology in three years. In the first year RMB160 million will be invested to realize an annual income of about RMB130 million In the second year, RMB320 million yuan will be invested to realize the annual income of about 420 million yuan In the third year, RMB1.12 billion yuan will be invested to realize an annual income of about RMB1.42 billion yuan.

IV. Additional issue of shares

Party A shall issue 39.13 million additional shares to Party B within 30 days after Party B and Party B have completed the establishment of Laidian Technology (Zhongshan) Co., Ltd. and officially put into operation.

V. Responsibilities, rights and obligations of both parties

Obligations of Party A

(1) Cooperate with Party B to set up Laidian Technology:

(2) Authorize Party B to operate and manage Laidian technology;

(3) According to the agreement, Party B shall issue sufficient additional shares to Party B within the specified time after Party B realizes the fixed daily target

Obligations of Party B

(1) Assist Party A in completing the registration of Laidian Technology and other related matters;

(2) Provide management and operation services for Laidian Technology, a wholly-owned subsidiary of Party A;

(3) Complete the investment in Laidian technology and achieve relevant set objectives as agreed in the agreement;

(4) Party B shall invest all resources related to the new energy industry in Laidian Technology, shall not engage in other businesses related to Laidian Technology or similar businesses at the same time, and shall not hold an important position in other businesses related to Laidian Technology or similar businesses.

VI. Confidentiality clause

Both parties have the obligation to keep confidential any business information and personal information of the other party released or learned during the performance of this agreement. Unless there is obvious evidence to prove that the information belongs to public information or is authorized in writing by the other party in advance, such confidentiality obligation will still be ineffective after the termination of this agreement. If either party causes damage to the other party due to its breach of this obligation, it shall compensate the other party for its losses.

VII. Litigation and arbitration

In case of any legal dispute between Party A and Party B in the performance of the agreement, it shall be settled by both parties through friendly negotiation. If the negotiation fails, both parties shall file an arbitration and litigation with the legal institution in the place of registration of Laidian Technology.

VIII. The validity period of this agreement is tentatively five years. It will take effect after both parties sign the agreement within 60 days before the expiration of the agreement, and if the responsibilities and obligations of Party A and Party B are not performed, both parties can decide to extend it through negotiation.

IX. This agreement is made in triplicate, one for each party and one for the proposed company. Whatsoever has not yet concluded herein may be negotiated by Party A and Party B separately, who will then sign a supplementary agreement to this agreement.

This agreement is signed at:

(This page is the signature and seal page of this equity transfer agreement)

Party A: *(Zhang Junsheng's signatue)*
Legal representative (authorized representative)

Party B: *(Zhong Zhuowei's signature)*
Legal representative (authorized representative)

Signed on: March 17, 2022

Notes on consideration:

The purpose of cooperation between Party A and Party B is to promote new energy projects, integrate resources in the field of new energy, and realize the rapid development of JRSS in the field of new energy. Upon negotiation between the parties, Party A Runteng Medical Group Co., Ltd establishes the new company Laidian Technology (Zhongshan) Co., LTD in Zhongshan city, Guangdong Province, China, holding 100% of the shares. Party A authorizes Party B to operate Laidian Technology (Zhongshan) Co., LTD with its experience in the new energy field and social resources management. Party A and Party B agree to issue 39.13 million JRSS shares to Party B. The parties agree that Party A JRSIS Health Care Corporation will issue 39.13 million additional shares to Party B Zhong Zhuowei at the price of USD 1,056,510 (39,130,000 shares ×0.027 USD/share PartyA and Party B agreed purchase price).

关于设立莱电科技（中山）有限公司协议

甲方：JRSIS Health Care Corporation

地址：　美国佛罗里达州

负责人：张俊生

乙方：钟卓伟

身份证号：44200019721213463X

地址：中山市五桂山长命水长逸路19号天博楼A座3楼

鉴于JRSIS Health Care Corporation公司（简称"JRSS"）系注册于美国佛罗里达州，经美国证监会批准在美国上市的企业。JRSS通过注册于英属维京群岛（简称"BVI"）的JRSIS Health Care Limited（简称"JHCL"）全资控股注册于中国香港的Runteng Medical Group Co., Ltd（简称"Runteng"）。

鉴于乙方深耕新能源市场多年，在新能源领域拥有丰富的经验和广泛的社会资源，同时甲方有进军新能源行业意愿。

现甲、乙双方就设立新能源公司事宜达成以下决定：

一、合作目的

甲、乙双方合作目的：推广新能源项目落地，整合新能源领域资源，实现JRSS在新能源领域快速发展。

二、合作方式

甲方以其子公司Runteng Medical Group Co., Ltd在中国境内广东省中山市设立莱电科技（中山）有限公司（以下简称"莱电科技"），运营新能源业务，甲方通过Runteng持有莱电科技（中山）有限公司的股权比例为100%，甲方为莱电科技（中山）有限公司控制人，拥有莱电科技全部运营决策的最终决定权，和主要管理人员的人事任免权，莱电科技运营所需资金资源由甲方解决，甲方应保证满足企业运行。

甲方授权乙方利用其在新能源领域的经验和社会资源管理运营莱电科技，实现甲、乙双方拟定本协议第四条约定条件后向乙方增发 JRSS 股票 3913 万股。

三、投入和收入目标

乙方向莱电科技三年总投入人民币 16 亿元，在未来三年，第一年投入 1.6 亿，实现年收入约 1.3 亿元，第二年投入 3.2 亿，实现年收入约 4.2 亿元，第三年投入 11.2 亿，实现年收入约 14.2 亿元。

四、股票增发

甲方向乙方增发 3913 万股，增发的时间为乙方和甲方完成莱电科技（中山）有限公司设立，并正式投入运营后的 30 天内。

五、双方的责任、权利和义务

甲方义务

（1） 配合乙方设立莱电科技；

（2） 授权乙方在莱电科技运营管理的权力；

（3） 按协议约定，在乙方实现既定目标后规定时间内增发足额股票给乙方。

乙方的义务

（1） 协助甲方完成莱电科技注册登记等相关事宜；

（2） 为甲方拟设立全资子公司莱电科技，提供管理和运营服务；

（3） 按协议约定完成对莱电科技投入和实现相关既定目标；

（4） 乙方应将全部新能源行业相关资源投入到莱电科技，不应同时再从事其他和莱电科技相关或类似业务，不应在其他和莱电科技相关或类似业务的公司中担任重要职位。

六、保密条款

协议双方对本协议履行过程中所解除或获知的对方任何商业信息和个人信息均有保密义务，除非有明显的证据证明该信息属于公开信息或者事先得到对方的书面授权。该等保密义务在本协议终止后仍然有效，任何一方因违反该义务而给对方造成损失的，均应当赔偿对方损失。

七、诉讼仲裁

甲、乙双方履行协议中如发生法律纠纷，应由各方友好协商解决，如协商不成，双方向莱电科技注册地法律机构提出仲裁和诉讼。

八、本协议有效期暂定五年，自双方签署协议后生效，协议到期前 60 天，协议约定甲、乙双方责任和义务有未完成事项，双方可协商决定延期。

九、本协议一式三份，双方各执一份，拟设立公司留存一份。如有未尽事宜甲、乙双方另行协商，并签署补充协议。本协议签订地为：

(本页为本股权转让协议的签字盖章页)

甲方：

法定代表人(授权代表)

乙方：

法定代表人(授权代表)

签订日期：2022年3月17日

关于协议对价的说明：

甲乙双方的合作目的为推广新能源项目，整合新能源领域资源，实现 JRSS 在新能源领域迅速发展。经甲乙双方协商，甲方通过 Runteng Medical Group Co., Ltd 在中国广东省中山市设立莱电科技(中山)有限公司持股 100%， 甲方授权乙方利用其在新能源领域的经验和社会资源管理运营莱电科技，甲乙双方拟定协议向乙方增发 JRSS 股票 3913 万股。 双方同意甲方 JRSIS Health Care Corporation 作价 1,056,510 美元（*39,130,000 股×0.027 美元/股*（双方议定购买价）*=1,056,510 美元*）向乙方钟卓伟增发 3913 万股。